3rd Quarter 2017 Earnings Report November 1, 2017

Forward Looking Statements This presentation should be reviewed in conjunction with CVR Energy, Inc.’s Third Quarter earnings conference call held on November 1, 2017. The following information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events.  These statements are subject to risks, uncertainties, assumptions and other important factors.  You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to (i) those set forth under “Risk Factors” in CVR Energy, Inc.’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Energy, Inc. makes with the Securities and Exchange Commission, (ii) those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission, and (iii) those set forth under “Risk Factors” in the CVR Partners, LP Annual Report on Form 10-K, Quarterly Reports on Form 10-Q  and any other filings CVR Partners, LP makes with the Securities and Exchange Commission.  CVR Energy, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. All information in this earnings report is unaudited other than the consolidated statement of operations data for the years ended December 31, 2014 through 2016 and the balance sheet data as of December 31, 2014 through 2016. 2

Consolidated Results

CVR Energy

(In millions, except for EPS/EPU/Distributions)	Third Quarter		Year to Date	
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Net income attributable to CVR Energy stockholders	$ 22.2	$ 5.4	$ 33.9	$ 17.6
Diluted earnings per share	$ 0.26	$ 0.06	$ 0.39	$ 0.20
Adjusted net income per diluted share(1)(2)	$ 0.37	$ 0.13	$ 0.60	$ 0.43
EBITDA(1)(3)	$ 74.6	$ 48.1	$ 179.3	$ 126.7
Adjusted EBITDA(1)(3)	$ 90.9	$ 58.2	$ 209.0	$ 158.8
Adjusted Petroleum EBITDA(1)(4)	$ 138.6	$ 75.3	$ 296.2	$ 195.1
CVR Refining Distributions	$ 0.94	$ —	$ 0.94	$ —
Adjusted Nitrogen Fertilizer EBITDA(1)(5)	$ 5.0	$ 17.4	$ 58.1	$ 74.4
CVR Partners Distributions(6)	$ —	$ —	$ 0.02	$ 0.44

(1) Definition on slide 7
(2) Non-GAAP reconciliation on slide 10
(3) Non-GAAP reconciliation on slide 11
(4) Non-GAAP reconciliation on slide 12
(5) Non-GAAP reconciliation on slide 13
(6) On April 1, 2016, CVR Partners completed the merger (the "East Dubuque Merger") whereby CVR Partners acquired a nitrogen fertilizer manufacturing facility located in East Dubuque, Illinois (the "East Dubuque Facility"). Prior to the East Dubuque Merger, CVR Partners had 73.1 million units outstanding, and post-merger it has 113.3 million units outstanding. Available cash for distribution, per common unit for the three and nine months ended September 30, 2016 is calculated on the post-merger common units outstanding.

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Capital Structure $600 $400 $200 $0 -$200 2014 2015 2016 Q3 2017 Note: Refer to slide 8 for metrics used in calculation (1) Amounts presented are gross debt, not net of unamortized debt issuance costs or unamortized discount Financial Metrics 2014 2015 2016 Q3 2017 LTM w Debt to Capital 41% 41% 58% 61% w Debt to Adj. EBITDA 1.4 1.4 6.6 5.1 w Net Debt to Adj. EBITDA (0.2) (0.2) 2.5 1.5 As of 09/30/2017 Consolidated Cash and Cash Equivalents $ 849.1 CVR Refining $400mm ABL — $250mm Revolver — Capital Lease Obligations 45.5 6.5% Unsecured Notes due 2022 500.0 Total CVR Refining Debt(1) $ 545.5 CVR Partners $50mm ABL — 9.25% Senior Secured Notes due 2023 645.0 6.5% Unsecured Notes due 2021 2.2 Total CVR Partners Debt(1) $ 647.2 CVR Energy Loan to CVR Refining — Total Debt(1) $ 1,192.7 CVR Stockholders' Equity 761.8 Total Capitalization $ 1,954.5 Capitalization ($ in millions) 4 Consolidated Net Debt (Cash) ($ in millions) $(78.8) $(91.6) $458.3 $343.6

Appendix

Non-GAAP Financial Measures To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP financial measures as discussed below, which are reconciled to GAAP-based results. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods. 6

Non-GAAP Financial Measures (cont'd) Adjusted net income is not a recognized term under GAAP and should not be substituted for net income as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. Adjusted net income per diluted share represents adjusted net income divided by weighted-average diluted shares outstanding. Adjusted net income represents net income, as adjusted, that is attributable to CVR Energy stockholders. EBITDA and Adjusted EBITDA. EBITDA represents net income attributable to CVR Energy stockholders before consolidated (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit), and (iii) depreciation and amortization, less the portion of these adjustments attributable to non-controlling interest. Adjusted EBITDA represents EBITDA adjusted for, as applicable, consolidated (i) FIFO impact (favorable) unfavorable; (ii) (gain) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) flood insurance recovery; (vii) business interruption insurance recovery; and (viii) expenses associated with the East Dubuque Merger, less the portion of these adjustments attributable to non-controlling interest. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income (loss) or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. EBITDA and Adjusted EBITDA represent EBITDA and Adjusted EBITDA that is attributable to CVR Energy stockholders. Prior to 2016, EBITDA was also adjusted for share-based compensation expense in calculating Adjusted EBITDA. Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust EBITDA for share-based compensation expense to derive Adjusted EBITDA. Petroleum and Nitrogen Fertilizer EBITDA and Adjusted EBITDA. EBITDA by operating segment represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA by operating segment represents EBITDA by operating segment adjusted for, as applicable (i) FIFO impact (favorable) unfavorable; (ii) loss on extinguishment of debt; (iii) major scheduled turnaround expenses (that many of our competitors capitalize and thereby exclude from their measures of EBITDA and adjusted EBITDA); (iv) (gain) loss on derivatives, net; (v) current period settlements on derivative contracts; (vi) flood insurance recovery; (vii) expenses associated with the East Dubuque Merger and (viii) business interruption insurance recovery. We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners’ calculation of available cash for distribution. EBITDA and Adjusted EBITDA by operating segment are not recognized terms under GAAP and should not be substituted for net income (loss) as a measure of performance. Management believes that EBITDA and Adjusted EBITDA by operating segment enable investors to better understand CVR Refining’s and CVR Partners’ ability to make distributions to their common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 7

Capital Structure Financials Full Year LTM ($ in millions) 2014 2015 2016 Q3 2017 n Cash $ 753.7 $ 765.1 $ 735.8 $ 849.1 n Total Debt, including current portion(1) 674.9 673.5 1,194.1 1,192.7 n Net Debt (Cash) (78.8) (91.6) 458.3 343.6 n CVR Stockholders' Equity 988.1 984.1 858.1 761.8 n Adjusted EBITDA(2)(3) $ 473.5 $ 498.8 $ 181.6 $ 231.8 Note: Includes cash and debt of CVR Partners and CVR Refining (1) Amounts presented are gross debt not net of unamortized debt issuance costs or unamortized discount (2) Definition on slide 7 (3) Non-GAAP reconciliation on slide 9 8

Consolidated Non-GAAP Financial Measures

Financials *($ in millions)*	Full Year			LTM
	2014	2015	2016	Q3 2017
Net income attributable to CVR Energy stockholders	$ 173.9	$ 169.6	$ 24.7	$ 41.0
Interest expense and other financing costs, net of interest income	39.1	47.4	83.2	108.4
Income tax expense (benefit)	97.7	84.5	(19.8)	(4.7)
Depreciation and amortization	154.4	164.1	193.1	211.5
FIFO impact, (favorable) unfavorable	160.8	60.3	(52.1)	(21.6)
Share-based compensation(1)	12.3	12.8	—	—
Major scheduled turnaround expenses	6.8	109.2	38.1	40.0
(Gain) loss on extinguishment of debt(2)	—	—	4.9	(0.2)
(Gain) loss on derivatives, net	(185.6)	28.6	19.4	19.4
Current period settlements on derivative contracts(3)	122.2	(26.0)	36.4	2.3
Flood insurance recovery(4)	—	(27.3)	—	—
Expenses associated with the East Dubuque Merger(5)	—	2.3	3.1	—
Insurance recovery - business interruption(6)	—	—	(2.1)	(1.1)
EBITDA and Adjusted EBITDA adjustments attributable to noncontrolling interest	(108.1)	(126.7)	(147.3)	(163.2)
Adjusted EBITDA(7)	$ 473.5	$ 498.8	$ 181.6	$ 231.8

(1) Beginning in 2016, share-based compensation expense is no longer utilized as an adjustment to derive Adjusted EBITDA as no equity-settled awards remain outstanding for CVR Energy or any of its subsidiaries, and CVR Partners and CVR Refining are responsible for reimbursing CVR Energy for their allocated portion of all outstanding awards. Management believes, based on the nature, classification and cash settlement feature of the currently outstanding awards, that it is no longer necessary to adjust for share-based compensation expense to derive Adjusted EBITDA. Adjusted EBITDA for the years ended December 31, 2014 and 2015 would have been $461.2 million and $486.0 million, respectively, without adjusting for share-based compensation expense of $12.3 million and $12.8 million, respectively.

(2) Represents a gain (loss) on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(3) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(4) Represents an insurance recovery from insurance carriers as a result of the flood and crude oil discharge at the Coffeyville refinery on June/July 2007.

(5) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses for the years ended December 31, 2016 and 2015 that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(6) CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

(7) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

CVR Energy

Financials *($ in millions, except per share data)*	Third Quarter 9/30/2017	Third Quarter 9/30/2016	Year to Date 9/30/2017	Year to Date 9/30/2016
Income before income tax expense	$ 34.5	$ 4.5	$ 61.6	$ 17.3
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Major scheduled turnaround expenses	24.2	—	40.0	38.1
Loss on derivatives, net	17.0	1.7	4.8	4.8
Current period settlements on derivative contracts[(1)]	—	6.7	1.1	35.2
Loss on extinguishment of debt[(2)]	—	—	—	5.1
Expenses associated with the East Dubuque Merger[(3)]	—	0.7	—	3.1
Insurance recovery - business interruption[(4)]	(1.1)	(2.1)	(1.1)	(2.1)
Adjusted net income before income tax expense and noncontrolling interest	59.7	19.2	107.2	71.8
Adjusted net income attributed to noncontrolling interest	(12.1)	(1.1)	(26.3)	(19.7)
Income tax expense, as adjusted	(15.6)	(6.6)	(29.1)	(15.1)
Adjusted net income[(5)]	$ 32.0	$ 11.5	$ 51.8	$ 37.0
Adjusted net income per diluted share	$ 0.37	$ 0.13	$ 0.60	$ 0.43

(1) Represents the portion of loss on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(3) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(4) CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

(5) Definition on slide 7

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Consolidated Non-GAAP Financial Measures

Financials ($ in millions)	Third Quarter		Year to Date	
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Net income attributable to CVR Energy stockholders	$ 22.2	$ 5.4	$ 33.9	$ 17.6
Interest expense and other financing costs, net of interest income	27.4	26.0	81.5	56.3
Income tax expense	9.2	2.5	17.4	2.3
Depreciation and amortization	54.1	50.1	159.2	140.8
Adjustments attributable to noncontrolling interest	(38.3)	(35.9)	(112.7)	(90.3)
EBITDA[(1)]	74.6	48.1	179.3	126.7
FIFO impact, (favorable) unfavorable	(14.9)	7.7	0.8	(29.7)
Major scheduled turnaround expenses	24.2	—	40.0	38.1
Loss on derivatives, net	17.0	1.7	4.8	4.8
Current period settlements on derivative contracts[(2)]	—	6.7	1.1	35.2
Loss on extinguishment of debt[(3)]	—	—	—	5.1
Expenses associated with the East Dubuque Merger[(4)]	—	0.7	—	3.1
Insurance recovery - business interruption[(5)]	(1.1)	(2.1)	(1.1)	(2.1)
Adjustments attributable in noncontrolling interest	(8.9)	(4.6)	(15.9)	(22.4)
Adjusted EBITDA[(1)]	$ 90.9	$ 58.2	$ 209.0	$ 158.8

(1) Definition on slide 7
(2) Represents the portion of loss on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.
(3) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.
(4) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.
(5) CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

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Petroleum Non-GAAP Financial Measures Financials Third Quarter Year to Date ($ in millions) 9/30/2017 9/30/2016 9/30/2017 9/30/2016 Petroleum net income $ 70.0 $ 15.9 $ 117.8 $ 26.0 Interest expense and other financing costs, net of interest income 11.8 10.8 34.8 31.7 Income tax expense — — — — Depreciation and amortization 33.0 32.5 99.5 95.6 Petroleum EBITDA(1) 114.8 59.2 252.1 153.3 FIFO impact, (favorable) unfavorable (14.9) 7.7 0.8 (29.7) Major scheduled turnaround expenses 21.7 — 37.4 31.5 Loss on derivatives, net 17.0 1.7 4.8 4.8 Current period settlements on derivative contracts(2) — 6.7 1.1 35.2 Adjusted Petroleum EBITDA(1) $ 138.6 $ 75.3 $ 296.2 $ 195.1 (1) Definition on slide 7 (2) Represents the portion of loss on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. 12

Fertilizer Non-GAAP Financial Measures

CVR Energy

Financials *($ in millions)*	Third Quarter		Year to Date	
	9/30/2017	9/30/2016	9/30/2017	9/30/2016
Nitrogen Fertilizer net loss	$ (31.6)	$ (13.4)	$ (45.4)	$ (12.4)
Interest expense and other financing costs, net	15.7	15.6	47.1	32.8
Income tax expense	—	0.2	—	0.3
Depreciation and amortization	19.5	16.4	54.9	41.0
Nitrogen Fertilizer EBITDA(1)	3.6	18.8	56.6	61.7
Major scheduled turnaround expenses	2.5	—	2.6	6.6
Loss on extinguishment of debt(2)	—	—	—	5.1
Expenses associated with the East Dubuque Merger(3)	—	0.7	—	3.1
Insurance recovery - business interruption(4)	(1.1)	(2.1)	(1.1)	(2.1)
Adjusted Nitrogen Fertilizer EBITDA(1)	$ 5.0	$ 17.4	$ 58.1	$ 74.4

(1) Definition on slide 7

(2) Represents a loss on extinguishment of debt incurred by CVR Partners in June 2016 in connection with the repurchase of senior notes assumed in the East Dubuque Merger, which includes a prepayment premium and write-off of the unamortized purchase accounting adjustment.

(3) On April 1, 2016, CVR Partners completed the East Dubuque Merger. CVR Partners incurred legal and other professional fees and other merger related expenses that are referred to herein as expenses associated with the East Dubuque Merger, which are included in selling, general and administrative expenses.

(4) CVR Partners received business interruption insurance recoveries of $1.1 million and $2.1 million in the third quarter of 2017 and 2016, respectively.

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